Provisions and contingencies	6 Months Ended
Jun. 30, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and contingencies	Provisions and contingencies

(in thousands of USD)	Note	Onerous contract	Total

At January 1, 2024		598	598
Provisions used during the year	-	(163)	(163)

Balance at June 30, 2024		435	435
Non-current	-	125	125
Current	-	310	310
Total		435	435

The Group is currently involved in a litigation with RMK Maritime (RMK). RMK have commenced legal proceedings in the London High Court against Euronav seeking USD 12,993,720 in damages in relation to unpaid advisory services provided by RMK to Euronav concerning its merger with Gener8 in 2016 and
2017. Based on an external legal advice, management believes that it has strong arguments that the risk of an outflow is less than probable and therefore no provision is recognized. The case will be heard in May
2025.
The Group is also involved in a claim from Fourworld. Fourworld has filed a claim against CMB NV and an identical claim to Euronav NV as well as all parties concerned in the deal with Frontline. They want to overturn the following 3 decisions; (1) the sale of 24 vessels from Euronav to Frontline, (2) the termination of the arbitration between Euronav and Frontline and (3) the acquisition of CMB.TECH by Euronav.
Hearings will take place in May 2026. Management believes that Fourworld has no strong arguments and evidence and that the risk for Euronav is low and therefore no provision is recognized.
Additionally, the Group is still involved in a litigation concerning the Oceania. A cash security of
USD 45.7 million has been lodged with the High Court of Malaysia in January, 2024 (see Note 20). There is
no change compared to December 31, 2023 with regards to the assessment of the case.